Filed Pursuant to Rule 497(e)
1933 Act Registration No. 333-175116
1940 Act Registration No. 811-22574

WHITEBOX TACTICAL OPPORTUNITIES FUND

WHITEBOX MARKET NEUTRAL EQUITY FUND

WHITEBOX TACTICAL ADVANTAGE FUND

Supplement dated December 17, 2015, to the Prospectuses dated January 16, 2015 (as supplemented March 5, 2015, September 1, 2015 and November 16, 2015)

The Board of Trustees (the “Trustees”) of Whitebox Mutual Funds (the “Trust”) has determined that it is in the best interests of the shareholders of the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund (collectively, the “Funds”) to liquidate and terminate the Funds.

The liquidation of the Funds is expected to be effective on or about January 19, 2016 or at such other time as may be authorized by the Trustees (the “Liquidation Date”). Termination of the Funds is expected to occur as soon as practicable following liquidation.

Effective at market close on December 17, 2015, the Funds will cease accepting purchase orders from new or existing investors. The Funds anticipate making a distribution of any income and/or capital gains of the Funds in connection with its liquidation. This distribution may be taxable. The tax year for the Fund will end on the Liquidation Date.

Shareholders of the Funds may redeem their shares at any time prior to the Liquidation Date.

If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at his or her address of record. Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

To prepare for the closing and liquidation of the Funds, the Funds’ portfolio managers will likely increase the Funds’ assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Funds are expected to deviate from their stated investment strategies and policies and will no longer be managed to meet their investment objectives.

Redemptions of shares (including liquidating redemptions) are generally taxable. Shareholders should consult their personal tax adviser concerning their particular tax situations.

All expenses of the liquidation of the Funds will be borne by Whitebox Advisors LLC.

A shareholder may obtain additional information by contacting Investor Services at (855) 296-2866 Monday through Friday 9:00am to 8:00pm EST or by contacting his or her plan sponsor, broker-dealer, or financial institution.

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Prospectus Supplement Dated December 17, 2015
Please Read Carefully and Keep for Future Reference